UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 30, 2015

(Date of Earliest Event Reported)

West Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35846	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 5, 2015, West Corporation (the “Company”) issued a press release reporting results of operations for the three months ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2015, the Board of Directors (the “Board”) of West Corporation (the “Company”) approved the West Corporation Stock Deferral Plan (the “Stock Deferral Plan”) for the benefit of employees designated by the Board or the Compensation Committee. The following summary is qualified in its entirety by reference to the text of the Stock Deferral Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Under the terms of the Stock Deferral Plan, participants may make an election in accordance with Section 409A of the Internal Revenue Code to defer the receipt of some or all of the shares of common stock subject to a restricted stock award or restricted stock unit award (an “Award”) and any accrued dividends or dividend equivalents with respect to such shares. In the event a participant makes a deferral election, as of each date on which a participant otherwise would be entitled to receive shares of common stock or accrued dividend equivalents upon the vesting of an Award and accrued dividends subject to the Award, the participant’s deferral account under the Stock Deferral Plan would be credited with a number of deferred share units equal to the number of shares of common stock and any accrued dividends or dividend equivalents that have been deferred.

The deferred share units credited to a participant’s deferral account shall be paid to the participant in a single lump sum payment or in annual installments over a period of not more than 10 years, as elected by the participant on the deferral election form submitted to the Company with respect to such Award.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	West Corporation Stock Deferral Plan

99.1	Press release, dated May 5, 2015, reporting results of operations for the three months ended March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: May 5, 2015	By:	/s/ Jan D. Madsen
Jan D. Madsen
Chief Financial Officer